UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2025

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Items.

On February 6, 2025, Parker-Hannifin Corporation (“Parker” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Limited, HSBC Bank plc and Morgan Stanley & Co. International plc, as representatives of the several underwriters listed in Schedule I thereto (the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters the Notes (as defined below). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

On February 6, 2025, the Company priced an offering of €700 million in aggregate principal amount of senior notes due 2030 (the “Notes”). The Notes will bear interest at a rate of 2.900% per annum. The Notes will be issued pursuant to an indenture dated as of September 5, 2023, between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by an Officer’s Certificate related to the Notes, to be dated the issue date of the Notes, between the Company and the Trustee. Interest on the Notes will be paid annually in arrears on March 1 of each year, commencing March 1, 2026. The offering of the Notes is expected to close on or about February 20, 2025, subject to customary closing conditions.

The Company intends to use the net proceeds from the issuance of the Notes, together with cash on hand, to repay its 1.125% senior notes due 2025 at maturity. Pending such use, the Company may deposit the net proceeds in interest bearing accounts, invest the net proceeds in short-term securities and/or repay short-term indebtedness.

The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3 (Registration No. 333-274347), which initially became effective on September 5, 2023. On February 6, 2025, Parker filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(5) under the Act, a preliminary Prospectus Supplement, dated February 6, 2025, pertaining to the public offering and sale of the Notes. On February 7, 2025, Parker filed with the Commission, pursuant to Rule 424(b)(2) of the Act, a final Prospectus Supplement, dated February 6, 2025, pertaining to the public offering and sale of the Notes.

In connection with the offering of the Notes, this Current Report on Form 8-K and exhibits thereto are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 6, 2025, among Parker-Hannifin Corporation and Citigroup Global Markets Limited, HSBC Bank plc and Morgan Stanley & Co. International plc, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the Company, including its individual segments, may differ materially from past performance or current expectations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance.

Among other factors which may affect future performance are: changes in business relationships with and orders by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms, changes in contract costs and revenue estimates for new development programs; changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination and ability to successfully undertake business realignment activities and the expected costs, including cost savings, thereof; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on the Company’s access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and other government actions, including related to environmental protection, and associated compliance costs; supply chain and labor disruptions, including as a result of tariffs and labor shortages; threats associated with international conflicts and cybersecurity risks and risks associated with protecting the Company’s intellectual property; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; effects on market conditions, including sales and pricing, resulting from global reactions to U.S. trade policies; manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and economic conditions such as inflation, deflation, interest rates and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in the tax laws in the United States and foreign jurisdictions and judicial or regulatory interpretations thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics.

Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and other periodic filings made with the Commission.

These factors and the other risk factors described in this report are not necessarily all of the important factors that could cause Parker’s actual results, performance or achievements to differ materially from those expressed in or implied by any of its forward-looking statements. Other unknown or unpredictable factors also could harm Parker’s results. Consequently, there can be no assurance that the actual results or developments anticipated by Parker will be realized or, even if substantially realized, that they will have the expected consequences to or effects on Parker. Parker undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary

Date: February 7, 2025